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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               September 28, 1998
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                        (Date of earliest event reported)


                        Fidelity Financial of Ohio, Inc.
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             (Exact name of registrant as specified in its charter)


Ohio                                      0-27868                31-1455721
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



4555 Montgomery Road, Cincinnati, Ohio                            45212
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(Address of principal executive offices)                       (Zip Code)


                                 (513) 351-6666
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

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Item 5.  Other Events

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Fidelity Financial of Ohio, Inc. ("Fidelity") on September 29, 1998 to file certain documents relating to the matters discussed therein.

         As previously reported, on September 28, 1998, Fidelity and Glenway Financial Corporation ("Glenway") announced a merger of equals, forming a $835 million savings bank with 17 branches in Southwestern Ohio. Fidelity is the holding company for Fidelity Federal Savings Bank ("Fidelity Bank"), and Glenway is the holding company for Centennial Savings Bank ("Centennial Bank").

         Pursuant to an Agreement of Merger among Fidelity, Fidelity Acquisition Corporation ("Merger Corporation") and Glenway, dated as of September 28, 1998 (the "Agreement"), the merger of equals will involve the merger of Glenway into Merger Corporation (the "Merger"), which will result in each shareholder of Glenway receiving 1.50 shares of Fidelity common stock in exchange for each share of Glenway common stock and cash in lieu of fractional shares, followed immediately by the merger of Fidelity Bank into Centennial Bank (the "Bank Merger"). Consummation of the Merger and the Bank Merger is subject to a number of conditions, including, but not limited to, (i) the approval of the Agreement and the transactions contemplated thereby by the respective shareholders of Fidelity and Glenway and (ii) the receipt of requisite regulatory approvals. The Merger and the Bank Merger are expected to be completed in the first quarter of 1999. A copy of the Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         The Board of Directors of the combined company will consist of seven representatives designated by Fidelity and five representatives designated by Glenway. John R. Reusing will be the Chairman of the Board of Fidelity and President of Centennial Bank and Robert R. Sudbrook will be the President and Chief Executive Officer of Fidelity and Chairman of the Board and Chief Executive Officer of Centennial Bank.

         In connection with the Agreement, Fidelity and Glenway entered into a Stock Option Agreement, dated as of September 28, 1998, pursuant to which Glenway granted Fidelity an option to purchase up to 456,349 shares of Glenway's common stock (subject to adjustment as set forth therein), which represents 19.9% of Glenway's outstanding shares of common stock, at a purchase price of $17.25 per share (subject to adjustment as set forth therein). In addition, in connection with the Agreement, Fidelity and Glenway entered into another Stock Option Agreement, dated as of September 28, 1998, pursuant to which Fidelity granted Glenway an option to purchase up to 1,114,793 shares of Fidelity's common stock (subject to adjustment as set forth therein), which represents 19.9% of Fidelity's outstanding shares of common stock, at a purchase price of $12.15 per share (subject to adjustment as set forth therein). The options will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreements, none of which has occurred as of the date hereof. Copies of the Stock Option Agreements are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

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         On the date of execution of the Agreement, Fidelity and Glenway issued a joint press release announcing such execution, and on the next day Fidelity and Glenway made a presentation to analysts to elaborate on the strategic rationale and financial implications of the transaction. A copy of the press release and the investor presentation were filed as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K filed by Fidelity on September 29, 1998 and are incorporated herein by reference.

         The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents which are filed herewith and incorporated by reference herein as exhibits to this Current Report on Form 8-K.

         The press release and the investor presentation incorporated herein by reference contain forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the combined company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the combined company's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the combined company of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer based requirements, Federal and state legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this Current Report on Form 8-K, including the exhibits hereto, are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:


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Exhibit Number                      Description
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     2.1       Agreement of Merger, dated as of September 28, 1998, among
               Fidelity, Merger Corporation and Glenway (including the Agreement of Merger, dated as of September 28, 1998, between Fidelity Bank and Centennial Bank and attached as Exhibit A thereto)

     10.1 Stock Option Agreement, dated as of September 28, 1998, between Fidelity (as grantee) and Glenway (as issuer)

     10.2 Stock Option Agreement, dated as of September 28, 1998, between Fidelity (as issuer) and Glenway (as grantee)

     10.3 Stockholder Agreement, dated as of September 28, 1998, among Fidelity and certain stockholders of Glenway

     10.4 Stockholder Agreement, dated as of September 28, 1998, among Glenway and certain stockholders of Fidelity

     10.5 Form of letter agreement between affiliates of Glenway and Fidelity

     10.6 Form of letter agreement between affiliates of Fidelity and Glenway

     99.1      Press Release, dated September 28, 1998(1)

     99.2      Investor Presentation(1)

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(1) Incorporated by reference to the Current Report on Form 8-K filed by
    Fidelity on September 29, 1998.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FIDELITY FINANCIAL OF OHIO, INC.



                                By: /s/ John R. Reusing
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                                    Name: John R. Reusing
                                    Title: President and Chief Executive Officer


Date: October 1, 1998